UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 30, 2025
MYR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-08325	36-3158643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12121 Grant Street,		Suite 610
Thornton,	CO		80241
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:  (303) 286-8000
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYRG	The Nasdaq Stock Market, LLC
(Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02 Results of Operations and Financial Condition.
On July 30, 2025, MYR Group Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2025. The press release is furnished hereto as Exhibit 99.1.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01 Other Events.
On July 30, 2025, the Company also announced that its Board of Directors approved a new share repurchase program (the “Repurchase Program”), which authorizes the Company to repurchase, in the aggregate, up to $75.0 million of its outstanding shares of common stock from time to time at management’s discretion on the open market or in privately negotiated transactions, including through Rule 10b5-1 trading plans, structured transactions or other means in accordance with applicable securities laws. The amount and timing of repurchases are subject to a variety of factors, including market and business conditions, as well as applicable contractual and legal requirements. The Repurchase Program will expire on February 4, 2026, or when the authorized funds are exhausted, whichever is earlier. The Company is not obligated to acquire any specific amount of common stock, and the Company’s Board of Directors may modify or terminate the Repurchase Program at any time. The Company intends to fund the Repurchase Program with cash on hand and through borrowings under its credit facility. The Repurchase Program replaces and supersedes the Company’s prior $75.0 million repurchase program, under which the Company had exhausted substantially all of the available funds, and such prior repurchase program has been terminated.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibit is being furnished with this Current Report on Form 8-K.

99.1	MYR Group Inc. Press Release, dated July 30, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYR GROUP INC.

Dated: July 30, 2025	By:	/s/ KELLY M. HUNTINGTON
		Name:	Kelly M. Huntington
		Title:	Senior Vice President and Chief Financial Officer